Income Taxes	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Income Taxes

	2023	2022

Right of use asset to depreciate
Beginning balance	€191,966	€255,954
Additions	857,560	-
Disposals	(159,972)	-
Depreciation	(102,286)	(63,988)
Ending balance	€787,268	€191,966

Non-current lease liability
Beginning balance	€133,705	€257,335
Additions	857,560	-
Disposals	(102,473)	-
Payments related to liability	(89,163)	(60,603)
Current lease liability	(159,184)	(63,027)
Ending balance	€640,445	€133,705

11.	Income Taxes

Deferred tax – Judgments and estimates are made with regard to the ability to utilize net operating losses and other tax credits that can be carried forward against taxable income in future years. Due to the delay in obtaining additional financing, the Company has not been able to execute its business plans yet and concluded that it is not probable that taxable profit will be available for any deferred tax asset amount to be utilized in the near future. Due to this uncertainty, the Company has not recognized any deferred tax asset amount as of December 31, 2023 and 2022, in accordance with IAS 12.

From January 1, 2022 onwards, an indefinite loss carryforward applies in the Netherlands. Yet, losses (both carryforward and carryback) can only be fully deducted up to an amount of €1 million taxable profit. If the profit in a year exceeds €1 million, the losses are only deductible up to 50% of the higher taxable profit minus an amount of €1 million. Hence the Company can utilize its compensable losses as soon it becomes profitable.

The Company has compensable losses from the following years:

	Offsettable		Offsettable
	losses as of	Addition in	losses as of
	January 1, 2023	2023	December 31, 2023
	€	€	€

2016	8,971	-	8,971
2017	113,373	-	113,373
2018	138,599	-	138,599
2019	173,454	-	173,454
2020	402,425	-	402,425
2022	390,292	-	390,292
2023	-	2,118,774	2,118,774
	1,227,114	2,118,774	3,345,888